LIBERTY VARIABLE INVESTMENT TRUST
                Stein Roe Global Utilities Fund, Variable Series

                            Supplement to Prospectus
                                Dated May 1, 2002



The section TRUST MANAGEMENT ORGANIZATIONS; INVESTMENT SUB-ADVISORS AND PORTFOLIO MANAGERS; STEIN ROE relating to Scott Schermerhorn is replaced with the following:

Edward Paik, a vice president of Stein Roe, has been a co-manager of the Global Utilities Fund since January, 2003. Mr. Paik has been an associate manager of the Fund since May 2002 and joined Colonial as a research analyst in March 2000. Prior to joining Colonial, Mr. Paik was an equity research analyst in global utilities for Lehman Brothers from 1996 to 2000.


February 19, 2003